                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1997 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1997-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1997 to December 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.

                                    GREEN TREE FINANCIAL CORP.




                                    BY: /s/Phyllis A. Knight
                                        ----------------------------------
                                    Phyllis A. Knight
                                    Senior Vice President and
                                    Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1997-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.

                            GREEN TREE FINANCIAL CORP.




                            BY: /s/ Phyllis A. Knight
                                ------------------------------
                                Phyllis A. Knight
                                Senior Vice President and
                                Treasurer

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1
                                  VE9 VF6
                                  Trust Account:  3335753-0
     CLASS HI: A CERTIFICATES
     ------------------------
1.   (a) Sub-Pool HI Amount Available
         (including Monthly Servicing Fee)                   $3,774,539.30

     (b) Class HI: M-1 Interest Deficiency Amount
         (if any), Class HI: M-2 Interest Deficiency
         Amount (if any) and Class HI: B-1 Interest
         Deficiency Amount (if any) withdrawn for prior
         Payment Date                                                  .00

     (c) Sub-Pool HI Amount Available after giving effect to
         withdrawal of any Class HI: M-1 Interest Deficiency
         Amount, Class HI: M-2 Interest Deficiency Amount and
         Class HI: B-1 Interest Deficiency Amount for prior
         Payment Date                                         3,774,539.30

2. Aggregate Interest

     (a) Class HI: A-1 Pass-through Rate        6.14%

     (b) Class HI: A-1 Interest                                 164,887.73

     (c) Class HI: A-2 Pass-through Rate        6.46%

     (d) Class HI: A-2 Interest                                 152,348.33

     (e)  Class HI: A-3 Pass-through Rate       6.78%

     (f)  Class HI: A-3 Interest                                196,083.25

3. Amount applied to Unpaid Class HI: A Interest Shortfall             .00

4. Remaining Unpaid Class HI: A Interest Shortfall                     .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 2

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1
                                  VE9 VF6
                                  Trust Account:  3335753-0

    PRINCIPAL

5. Sub-Pool HI: Class A Formula Principal Distribution Amount:

     (a)  Scheduled Principal                  332,788.75
     (b)  Principal Prepayments              2,339,657.80
     (c)  Liquidated Contracts                  41,789.91
     (d)  Repurchases                                 .00
     (e)  Previously undistributed
          Principal Amounts                           .00

               Total Principal                             2,714,236.46

6. Pool Scheduled Principal Balance of Sub-Pool HI       119,892,902.94

7. Sub-Pool HI Senior Percentage for such Payment Date             100%

8. Class HI: A Principal Distribution:

     (a)  Class HI: A-1                                    2,714,236.46
     (b)  Class HI: A-2                                             .00
     (c)  Class HI: A-3                                             .00

9. Class HI: A Principal Balance:

     (a)  Class HI: A-1 Principal Balance                 29,511,378.94
     (b)  Class HI: A-2 Principal Balance                 28,300,000.00
     (c)  Class HI: A-3 Principal Balance                 34,705,000.00

   CLASS HI: M-1 CERTIFICATES
   --------------------------
10. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                           546,983.53

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 3

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1
                                  VE9 VF6
                                  Trust Account:  3335753-0


    INTEREST

11. Current Interest
       (a) Class HI: M-1 Pass-through Rate         7.12%
       (b) Class HI: M-1 Interest                                64,970.00

12. Amount applied to Unpaid Class HI: M-1 Interest Shortfall          .00

13. Amount applied to Class HI: M-1 Interest Deficiency Amount         .00

14. Remaining unpaid Class HI: M-1 Interest Deficiency Amount          .00

15. Remaining Unpaid Class HI: M-1 Interest Shortfall                  .00

    PRINCIPAL

16. Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

       (a) Scheduled Principal                       .00
       (b) Principal Repayments                      .00
       (c) Liquidated Contracts                      .00
       (d) Repurchases                               .00
       (e) Previously undistributed
           Principal Amounts                         .00

                                    Total Principal                    .00

17. Pool Scheduled Principal Balance of Sub-Pool HI         119,892,902.94

18. Sub-Pool HI Senior Percentage for such Payment Date               100%

19. Class HI: M-1 Principal Balance                                    .00

20. Class HI: M-1 Principal Balance                          10,950,000.00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 4

                                   Distribution Date: 1/15/98
                                   CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1
                                   VE9 VF6
                                   Trust Account:  3335753-0

      INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT
21.   Sub-Pool HI Aggregate Liquidation Loss Principal Amount                  .00

22.   Class HI: M-1 Liquidation Loss Principal Amount                          .00

23.   Interest at Class HI: M-1 Pass-Through Rate on:

               (a)  Class HI: M-1 Liquidation Loss Principal Amount            .00
               (b)  Unpaid Class HI: M-1 Liquidation Loss Interest
                    Shortfall                                                  .00

24.   Amount applied to such interest                                          .00

25.   Liquidation Loss interest remaining unpaid                               .00

      CLASS HI: M-2 CERTIFICATES
      --------------------------

26.   Sub-Pool HI Amount Available less the Class HI:
      A Distribution Amount and Class HI: M-1 Distribution
      Amount (including Monthly Servicing Fee)                          482,013.53

      INTEREST

27.   Current Interest
               (a)  Class HI: M-2 Pass-Through Rate                           7.35%
               (b)  Class HI: M-2 Interest                               41,919.50

28.   Amount applied to Unpaid Class HI: M-2 Interest Shortfall                .00

29.   Amount applied to Class HI: M-2 Interest Deficiency Amount               .00

30.   Remaining unpaid Class HI: M-2 Interest Deficiency Amount                .00

31.   Remaining unpaid Class HI: M-2 Interest Shortfall                        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 5

                                 Distribution Date:1/15/98
                                 CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1
                                 VE9 VF6
                                 Trust Account:  3335753-0

     PRINCIPAL
32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
              (a)  Scheduled Principal                                                 .00
              (b)  Principal Prepayments                                               .00
              (c)  Liquidated Contracts                                                .00
              (d)  Repurchases                                                         .00
              (e)  Previously undistributed
                   Principal Amounts                                                   .00

                                                      Total Principal                  .00

33.  Pool Schedule Principal of Sub-Pool HI                                 119,892,902.94

34.  Sub-Pool HI Senior Percentage for such Payment Date                               100%

35.  Class HI: M-2 Principal Distribution                                              .00

36.  Class HI: M-2 Principal Balance                                          6,844,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                           .00

38.  Class HI: M-2 Liquidation Loss Principal Amount                                   .00

39.  Interest at Class HI: M-2 Pass-Through Rate on:

              (a)  Class HI: M-2 Liquidation Loss Principal Amount                     .00
              (b)  Unpaid Class HI: M-2 Liquidation Loss
                   Interest Shortfall                                                  .00

40.  Amount applied to such interest                                                   .00

41.  Liquidation Loss interest remaining unpaid                                        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 6

                                   Distribution Date: 1/15/98
                                   CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1
                                   VE9 VF6
                                   Trust Account:  3334953-0

     CLASS HI: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 2000)

42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

              (a)   Sixty-Day Delinquency Ratio for current
                    Payment Date                                                    .38%

               (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
                    average of ratios for this month and two preceding
                    months; may not exceed 2.5%)                                    .28%

43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

              (a)   Thirty-Day Delinquency Ratio for current
                    Payment Date                                                    .57%

              (b)   Average Thirty-Day delinquency Ratio Test (arithmetic
                    average of ratios for this month and two preceding
                    months; may not exceed 5%)                                      .33%

44.  Sub-Pool HI Cumulative Realized Losses Test

              (a)   Cumulative Realized Losses for current
                    Payment Date (as a percentage of Cut-off Date
                    Pool Principal Balance: may not exceed 9%)                      .07%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 7

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1 VE9 VF6
                                  Trust Account:  3335753-0

45.   Sub-Pool HI Current Realized Losses Test

               (a)  Current Realized Losses for current
                    Payment Date                                                43,743.29


               (b)  Current Realized Loss Ratio (total Realized Losses
                    for most recent three months, multiplied By 4,
                    divided by arithmetic average of Pool Scheduled
                    Principal Balances for third preceding Remittance and
                    for current Remittance Date; may not exceed 2.5%)                 .33%

46.   Class HI: B Principal Balance Test

               (a)  Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
                    Principal Balance for prior Payment Date (must equal or
                    exceed 14.0%)                                                    7.82%

         CLASS HI: B-1 CERTIFICATES
         --------------------------

47.   Sub-Pool HI Amount Available less the Class HI: A Distribution Amount and Class HI: M Distribution Amount (including Monthly
      Servicing Fee)                                                           440,094.03

      INTEREST on Class HI: B-1 Principal Balance less Class HI: B-1
      Liquidation Loss Principal Amount

48.   Class HI: B-1 Pass-Through Rate                                                7.26%

49.   Current Interest                                                          39,337.10

50.   Amount applied to Unpaid Class HI: B-1 Interest Shortfall                       .00

51.   Amount applied to Class HI: B-1 Interest Deficiency Amount                      .00

52.   Remaining unpaid Class HI: B-1 Interest Deficiency Amount                       .00

53.   Remaining Unpaid Class HI: B-1 Interest Shortfall                               .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 8

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1 VE9 VF6
                                  Trust Account:  3335753-0

      PRINCIPAL
54.   Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
               (a)  Scheduled Principal                       .00
               (b)  Principal Prepayments                     .00
               (c)  Liquidated Contracts                      .00
               (d)  Repurchases                               .00
               (e)  Previously undistributed
                    Principal Amounts                         .00

                                     Total Principal                                     .00

55.   Pool Scheduled Principal of Sub-Pool HI                                 119,892,902.94

56.   Class HI:  B Percentage for such Payment Date                                        0%

57.   Class HI:  B Percentage of Formula Principal
      Distribution Amount                                                                .00

58.   Class HI:  B Principal Balance                                            9,582,524.00

59.   Class HI:  B-1 Principal Balance                                          6,502,000.00

      INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.   Sub-Pool HI Aggregate Liquidation Loss Principal Amount                            .00

61.   Class HI:  B-1 Liquidation Loss Principal Amount                                   .00

62.   Interest at Class HI: B-1 Pass-Through Rate on:

               (a)  Class HI: B-1 Liquidation Loss Principal Amount                      .00
               (b)  Unpaid Class HI: B-1 Liquidation Loss
                    Interest Shortfall                                                   .00

63.   Amount applied to such interest                                                    .00

64.   Liquidation Loss interest remaining unpaid                                         .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 9

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1 VE9 VF6
                                  Trust Account:  3335753-0


      CLASS HI: B-2 CERTIFICATES
65.   Remaining Sub-Pool HI Amount Available                                 400,756.93
      INTEREST

66.   Class HI: B-2 Pass-Through Rate                                              7.53%

67.   Current Interest                                                        19,330.29

68.   Amount applied to Unpaid Class HI: B-2 Interest Shortfall                     .00

69.   Remaining Unpaid Class HI: B-2 Interest Shortfall                             .00

      PRINCIPAL

70.   Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

                  (a)  Scheduled Principal                .00
                  (b)  Principal Prepayments              .00
                  (c)  Liquidated Contracts               .00
                  (d)  Repurchases                        .00
                  (e)  Previously undistributed
                       Principal Amounts                  .00

                                            Total Principal                         .00

71.   Pool Scheduled Principal Balance of Sub-Pool HI                    119,892,902.94

72.   Class HI: B Percentage for such Payment Date                                    0%

73.   Class HI: B Percentage of Formula Principal Distribution
      Amount                                                                        .00

74.   Current Principal (Class HI: B Percentage of Formula
      Principal Distribution Amount less Class HI: B-1
      Principal Balance)                                                            .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                  DECEMBER 1997
                                    Page 10

                                   Distribution Date: 1/15/98
                                   CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1 VE9 VF6
                                   Trust Account:  3335753-0

75.   Class HI: B-2 Liquidation Loss Principal Amount                            .00

76.   Class HI: B-2 Guaranty Payment                                             .00

77.   Class HI: B-2 Class HI:Principal Balance                          3,080,524.00

      INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.   Sub-Pool HI Aggregate Liquidation Loss Principal Amount                    .00

79.   Class HI: B-2 Liquidation Loss Principal Amount                            .00

80.   Interest at Class HI: B-2 Pass-Through Rate on:

               (a)  Class HI: B-2 Liquidation Loss Principal Amount              .00
               (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
                    Shortfall                                                    .00

81.   Amount applied to such interest                                            .00

82.   Liquidation Loss interest remaining unpaid                                 .00

      CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
      ------------------------------------------------------

83.   Sub-Pool HI Pool Factors

               (a)  Class HI: A-1 Pool Factor                              .63465331
               (b)  Class HI: A-2 Pool Factor                             1.00000000
               (c)  Class HI: A-3 Pool Factor                             1.00000000
               (d)  Class HI: M-1 Pool Factor                             1.00000000
               (e)  Class HI: M-2 Pool Factor                             1.00000000
               (f)  Class HI: B-1 Pool Factor                             1.00000000
               (g)  Class HI: B-2 Pool Factor                             1.00000000

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 11

                                   Distribution Date: 1/15/98
                                   CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1 VE9 VF6
                                   Trust Account:  3335753-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

      (a)  31-59 days           684,945.83          49
      (b)  60-89 days           231,125.27          13
      (c)  90 or more days      103,494.80           9

85.   Principal Balance of Defaulted Contracts                                  121,729.95

86.   Number of Liquidated Contracts and
      Net Liquidated Loss                            2                           43,743.29

87.   Number of Loans Remaining                                                      6,647

88.   Number and Principal Balance of Contracts with FHA
      Claims finally rejected, or no FHA claim was submitted
      because FHA insurance was unavailable          7                           95,114.83

89.   FHA Insurance reserve amount                                           84,857,620.87

90.   Amount received from FHA Insurance                                               .00

Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-6700 with any questions regarding this Statement or your Distribution.

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 12

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                           VM1 VN9 VP4 VQ2
                                  Trust Account:  3335753-0

      CLASS HE: A CERTIFICATES
      ------------------------
1.    (a)  Sub-Pool HE Amount Available (including
           Monthly Servicing Fee)                                                  5,228,400.96

      (b)  Class HE: M-1 Interest Deficiency Amount (if any), Class HE:
           M-2 Interest Deficiency Amount (if any) and Class HE: B-1
           Interest Deficiency Amount (if any) withdrawn for
           Payment Date                                                                     .00

      (c)  Sub-Pool HE Amount Available after giving effect
           to withdrawal of any, Class HE: M-1 Interest
           Deficiency Amount, Class HE: M-2 Interest Deficiency
           Amount and Class HE: B-1 Interest Deficiency Amount
           for prior Payment Date                                                  5,228,400.96

      INTEREST

2.    Aggregate Interest
           (a)   Class HE: A-1ARM Pass-Through Rate        6.22047%
           (b)   Class HE: A-1 Interest                                              103,919.06
           (c)   Class HE: A-1 Pass-Through Rate           5.88%
           (d)   Class HE: A-1 Interest                                               28,517.40
           (e)   Class HE: A-2 Pass-Through Rate           6.38%
           (f)   Class HE: A-2 Interest                                              322,190.00
           (g)   Class HE: A-3 Pass-Through Rate           6.88%
           (h)   Class HE: A-3 Interest                                              141,659.20
           (i)   Class HE: A-4 Pass-Through Rate           6.82%
           (j)   Class HE: A-4 Interest                                              113,666.67


3.    Amount applied to Unpaid Class HE: A Interest Shortfall                               .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 13

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                           VM1 VN9 VP4 VQ2
                                  Trust Account:  3335753-0

4.    Remaining Unpaid Class HE: A Interest Shortfall                                        .00

      PRINCIPAL

5.    Class HE: A-1ARM Formula Principal Distribution Amount:
      (Lesser Of Class HE: A-1 ARM Principal Balance or sum of (a)-(f))

             (a)  Scheduled Principal                                    65,676.31
             (b)  Principal Prepayments                                 422,503.47
             (c)  Liquidated Contracts                                         .00
             (d)  Repurchases                                                  .00
             (e)  Clause (v) of definition                                     .00
             (f)  March 2027 payment Date:
                  Scheduled Principal Balance of
                  Adjustable Rate Contracts                                    .00

                                   Total Principal                                    488,179.78

6.    Sub-Pool HE: Class A Formula Principal Distribution Amount:

             (a)  Scheduled Principal                                   142,087.30
             (b)  Principal Prepayments                               3,126,071.98
             (c)  Liquidated Contracts                                   77,378.12
             (d)  Repurchases                                                  .00
             (e)  Previously undistributed
                  Principal amount                                             .00
             (f)  Less Class HE: A-1ARM Formula
                  Principal Distribution Amount                                .00

                                   Total Principal                                  3,345,537.40

7.    Pool Scheduled Principal Balance of Sub-Pool HE                             149,844,670.47
        (a)   Fixed Rate Home Equity Contracts                                    130,932,355.82
        (b)   Adjustable Rate Home Equity Contracts                                18,912,314.65

8.    Sub-Pool HE Senior Percentage for such Payment Date                                    100%

9.    Class HE: A-6 Lockout Percentage for such Payment Date                                 100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 14

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                           VM1 VN9 VP4 VQ2
                                  Trust Account:  3335753-0

10.   Class HE: A Principal Distribution:

         (a)  Class HE: A-1ARM                                                          488,179.78
         (b)  Class HE: A-6 Lockout Remittance Amount                                          .00

         (c)  Balance of Sub-Pool HE Senior Percentage of Sub-
              Pool HE Formula Principal Distribution Amount:

              (i)   Class HE: A-1                                                     3,345,537.40
              (ii)  Class HE: A-2                                                              .00
              (iii) Class HE: A-3                                                              .00
              (iv)  Class HE: A-4                                                              .00
              (v)   Class HE: A-5                                                              .00
              (vi)  Class HE: A-6                                                              .00

11.   Class HE: A Principal Balance:

              (a)   Class HE: A-1ARM Principal Balance                               18,912,314.65
              (b)   Class HE: A-1 Principal Balance                                   2,474,340.82
              (c)   Class HE: A-2 Principal Balance                                  60,600,000.00
              (d)   Class HE: A-3 Principal Balance                                  24,708,000.00
              (e)   Class HE: A-4 Principal Balance                                  20,000,000.00

      CLASS HE: M-1 CERTIFICATES
      --------------------------

12.   Sub-Pool HE Amount Available less the Class HE:
      A Distribution Amount (including Monthly Servicing Fee)                           684,731.45

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 15

                                   Distribution Date: 1/15/98
                                   CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                   VM1 VN9 VP4 VQ2
                                   Trust Account:  3335753-0

         INTEREST on Class HE: M-1 Principal Balance less Call HE: M-1 Liquidation Loss Principal Amount

13.      Current Interest
              (a)  Class HE: M-1 Pass-Through Rate    7.29%
              (b)  Class HE: M-1 Interest                              55,252.13

14.      Amount applied to Unpaid Class HE: M-1 Interest Shortfall           .00

15.      Amount applied to Class HE: M-1 Interest Deficiency Amount          .00

16.      Remaining unpaid Class HE: M-1 Interest Deficiency Amount           .00

17.      Remaining unpaid Class HE: M-1 Interest Shortfall                   .00

         PRINCIPAL

18.      Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

              (a)      Scheduled Principal                       .00
              (b)      Principal Prepayments                     .00
              (c)      Liquidated Contracts                      .00
              (d)      Repurchases                               .00
              (e)      Previously undistributed
                       Principal Amounts                         .00
              (f)      Less Class HE: A-1ARM Formula
                       Principal Distribution Amount             .00

                                 Total Principal                            .00

19.      Pool Scheduled Principal Balance of Sub-Pool HE         130,932,355.82
         Scheduled Principal Balance of Adjustable Rate
         Contracts                                                18,912,314.65

20.      Sub-Pool HE Senior Percentage for such Payment Date              100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 16

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                 VM1 VN9 VP4 VQ2
                                 Trust Account:  3335753-0

21.      Class HE: M-1 Principal Distribution                           .00

22.      Class HE: M-1 Principal Balance                       9,095,000.00

          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

23.      Sub-Pool HE Aggregate Liquidation Loss Principal Amount            .00

24.      Class HE: M-1 Liquidation Loss Principal Amount                    .00

25.      Interest at Class HE: M-1 Pass-Through Rate on:

               (a)      Class HE: M-1 Liquidation Loss
                        Principal Amount                                    .00

               (b)      Unpaid Class HE: M-1 Liquidation Loss
                        Interest Shortfall                                  .00

26.      Amount applied to such interest                                    .00

27.      Liquidation Loss interest remaining unpaid                         .00

         CLASS HE: M-2 CERTIFICATES
         --------------------------

28.      Sub-Pool HE Amount Available less the Class HE:
         A Distribution Amount and Class HE: M-1 Distribution
         Amount (including Monthly Servicing Fee)                    629,479.32

         INTEREST on Class HE: M-2 Principal Balance less Class HE:
         M-2 Liquidation Loss Principal Amount

29.      Current Interest
               (a)      Class HE: M-2 Pass-Through Rate      7.43%
               (b)      Class HE: M-2 Interest                        35,831.18

30.      Amount applied to Unpaid Class HE: M-2 Interest Shortfall          .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 17

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                                       VM1 VN9 VP4 VQ2
                                 Trust Account:  3335753-0

31.      Amount applied to Class HE: M-2 Interest Deficiency Amount          .00

32.      Remaining unpaid Class HE: M-2 Interest Deficiency Amount           .00

33.      Remaining unpaid Class HE: M-2 Interest Shortfall                   .00

         PRINCIPAL

34.      Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

              (a)      Scheduled Principal                       .00
              (b)      Principal Prepayments                     .00
              (c)      Liquidated Contracts                      .00
              (d)      Repurchases                               .00
              (e)      Previously undistributed
                       Principal Amounts                         .00
              (f)      Less Class HE: A-1ARM Formula
                       Principal Distribution Amount             .00

                                 Total Principal                            .00

35.      Pool Scheduled Principal of Sub-Pool HE                 130,932,355.82
         Scheduled Principal Balance of Adjustable
         Rate Contracts                                           18,912,314.65

36.      Sub-Pool HE Senior Percentage for such Payment Date               100%

37.      Class HE: M-2 Principal Distribution                               .00

38.      Class HE: M-2 Principal Balance                           5,787,000.00

         INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

39.      Sub-Pool HE Aggregate Liquidation Loss Principal Amount            .00

40.      Class HE: M-2 Liquidation Loss Principal Amount                    .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 18

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                 VM1 VN9 VP4 VQ2
                           Trust Account:  3335753-0

41.      Interest at Class HE: M-2 Pass-Through Rate on:

              (a)      Class HE: M-2 Liquidation Loss Principal Amount      .00
              (b)      Unpaid Class HE: M-2 Liquidation Loss Interest
                       Shortfall                                            .00

42.      Amount applied to such interest                                    .00

43.      Liquidation Loss interest remaining unpaid                         .00

         Class HE: B Principal Distribution Tests
         (tests must be satisfied on and after the Payment Date occurring in July 1999)

44.      Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

         (a)      Sixty-Day Delinquency Ratio for current Payment Date     1.46%

         (b) Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
                  months; may not exceed 2.5%)                             1.19%

45.      Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

         (a)      Thirty-Day Delinquency Ratio for current Payment Date    1.30%

         (b) Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
                  months; may not exceed 5%)                               1.48%

46.      Sub-Pool HE Cumulative Realized Losses Test

         (a)      Cumulative Realized Losses for current Payment Date
                  (as a percentage of Cut-Off Date Pool Principal
                   Balance; may not exceed 9%)                              .03%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 19

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                 VM1 VN9 VP4 VQ2
                           Trust Account:  3335753-0

47.      Sub-Pool HE Current Realized Losses Test

         (a)      Current Realized Losses for current Payment Date   57,361.84

         (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date; may not
                  exceed 2%)                                              .15%

48.      Class HE: B Principal Test

         (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal Balance for prior Payment Date (must equal or exceed 10%)
                                                                         5.38%

         CLASS HE:B-1 CERTIFICATES
         -------------------------

49. Sub-Pool HE Amount Available less the Class HE: A Distribution Amount and Class HE: M Distribution Amount (including Monthly Servicing Fee)
                                                                    593,684.14

         INTEREST

50.      Class HE: B-1 Pass-Through Rate                  7.54%

51.      Current Interest                                             36,361.65

52.      Amount applied to Unpaid Class HE: B-1 Interest Shortfall          .00

53.      Amount applied to Class HE: B-1 Interest Deficiency Amount         .00

54.      Remaining unpaid Class HE: B-1 Interest Deficiency Amount          .00

55.      Remaining Unpaid Class HE: B-1 Interest Shortfall                  .00

         PRINCIPAL

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 20

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                  VM1 VN9 VP4 VQ2
                           Trust Account:  3335753-0

56.      Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

              (a)      Scheduled Principal                       .00
              (b)      Principal Prepayments                     .00
              (c)      Liquidated Contracts                      .00
              (d)      Repurchases                               .00
              (e)      Previously undistributed
                       Principal Amounts                         .00
              (f)      Less Class HE: A-1ARM Formula
                       Principal Distribution Amount             .00

                             Total Principal                                 .00

57.      Pool Scheduled Principal of Sub-Pool HE                  130,932,355.82
         Scheduled Principal Balance of Adjustable
         Rate Contracts                                            18,912,314.65

58.      Class HE: B Percentage for such Payment Date                         0%

59.      Class HE: B Percentage of Formula Principal
         Distribution Amount                                                  0%

60.      Class HE: B Principal Balance                              8,268,015.00

61.      Class HE: B-1 Principal Balance                            5,787,000.00

         INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

62.      Sub-Pool HE Aggregate Liquidation Loss Principal Amount             .00

63.      Class HE: B-1 Liquidation Loss Principal Amount                     .00

64. Interest at Class HE: B-1 Pass-Through Rate on:

         (a)      Class HE: B-1 Liquidation Loss Principal Amount            .00
         (b)      Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall   .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 21

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                 VM1 VN9 VP4 VQ2
                                 Trust Account:  3335753-0

65.      Amount applied to such interest                                     .00

66.      Liquidation Loss interest remaining unpaid                          .00

         CLASS HE: B-2 CERTIFICATES

67.      Remaining Sub-Pool HE Amount Available                       557,286.49

         INTEREST

68.      Class HE: B-2 Pass-Through Rate                    7.59%

69.      Current Interest                                              15,692.42

70.      Amount applied to Unpaid Class HE: B-2 Interest Shortfall           .00

71.      Remaining Unpaid Class HE: B-2 Interest Shortfall                   .00

         PRINCIPAL

72.      Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

              (a)      Scheduled Principal                       .00
              (b)      Principal Prepayments                     .00
              (c)      Liquidated Contracts                      .00
              (d)      Repurchases                               .00
              (e)      Previously undistributed
                       Principal Amounts                         .00
              (f)      Less Class HE: A-1ARM Formula
                       Principal Distribution Amount             .00

                            Total Principal                                  .00

73.      Pool Scheduled Principal Balance of Sub-Pool HE          149,844,670.47

74.      Class HE: B Percentage for such Payment Date                         0%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 22

                                Distribution Date: 1/15/98
                                CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                VM1 VN9 VP4 VQ2
                                Trust Account:  3335753-0

75.      Class HE: B Percentage of Formula Principal Distribution Amount    .00%

76.      Current Principal (Class HE: B Percentage of Formula Principal
         Distribution Amount less Class HE: B-1 Principal Balance)          .00

77.      Class HE: B-2 Liquidation Loss Principal Amount                    .00

78.      Class HE: B-2 Guaranty Payment                                     .00

79.      Class HE: B-2 Principal Balance                           2,481,015.00

         INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

80.      Sub-Pool HE Aggregate Liquidation Loss Principal Amount            .00

81.      Class HE: B-2 Liquidation Loss Principal Amount                    .00

82.      Interest at Class HE: B-2 Pass-Through Rate on:

              (a)      Class HE: B-2 Liquidation Loss Principal Amount      .00
              (b)      Unpaid Class HE: B-2 Liquidation Loss
                       Interest Shortfall                                   .00

83.      Amount applied to such interest                                    .00

84.      Liquidation Loss interest remaining unpaid                         .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 23

                                Distribution Date: 1/15/98
                                CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                VM1 VN9 VP4 VQ2
                                Trust Account:  3335753-0

            CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES

85.      Sub-Pool HE Pool Factors

              (a) Class HE: A-1ARM Pool Factor                       .90515529
              (b) Class HE: A-1 Pool Factor                          .15464630
              (c) Class HE: A-2 Pool Factor                         1.00000000
              (d) Class HE: A-3 Pool Factor                         1.00000000
              (e) Class HE: A-4 Pool Factor                         1.00000000
              (f) Class HE: A-5 Pool Factor                         1.00000000
              (g) Class HE: A-6 Pool Factor                         1.00000000
              (h) Class HE: M-1 Pool Factor                         1.00000000
              (i) Class HE: M-2 Pool Factor                         1.00000000
              (j) Class HE: B-1 Pool Factor                         1.00000000
              (k) Class HE: B-2 Pool Factor                         1.00000000

86. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

         Total HE Fixed
         (a)   31-59 days                   1,291,013.06                29
         (b)   60-89 days                     547,598.27                14
         (c)   90 or more days                133,549.99                 3

         Adjustable Rate
         (a)   31-59 days                     661,245.71                 5
         (b)   60-89 days                     232,382.52                 4
         (c)   90 or more days                       .00                 0

87.   Principal Balance of Defaulted Contracts

         Total HE Fixed Contracts                                 1,202,490.12
         Adjustable Rate Contracts                                   65,200.00


88.      Number of Liquidated Contracts and
         Net Liquidated Loss

         Total HE Contracts                   3                      57,361.84
         Adjustable Rate Contracts            0                            .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 24

                                Distribution Date: 1/15/98
                                CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                VM1 VN9 VP4 VQ2
                                Trust Account:  3335753-0



89.      Number of Loans Remaining

         Total HE Contracts                                            2,511
         Adjustable Rate Contracts                                       183

90. Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
         FHA Insurance was unavailable              3                 77,378.12

91.      FHA Insurance reserve amount                             84,857,620.87

92.      Amount received from FHA Insurance                                 .00



         CLASS HE: C CERTIFICATES

93.      Monthly Servicing Fee                                       172,678.45

94.      Guarantee Fee                                               690,713.82

95.      Class C Residual Payment                                     59,628.44


Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.